Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 18, 2012 (this “Amendment No. 2”), by and among BWAY INTERMEDIATE COMPANY, INC., a Delaware corporation (“Holdings”), BWAY HOLDING COMPANY, a Delaware corporation (the “U.S. Borrower”) and ICL INDUSTRIAL CONTAINERS ULC/ICL, CONTENANTS INDUSTRIELS ULC, a Nova Scotia unlimited liability company (the “Canadian Borrower” and, together with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as Administrative Agent (in such capacity, the “Administrative Agent”) and each other Lender (as defined below) party hereto.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into an Amended and Restated Credit Agreement, dated as of February 23, 2011 (as amended, supplemented or otherwise modified to but not including the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment No. 2 have the same meanings as specified therefor in the Credit Agreement);

WHEREAS, Holdings and the Borrowers desire to make certain amendments to the Credit Agreement to facilitate an Asset Sale of the U.S. Borrower’s plastics blow molded bottles business as more specifically set forth herein (collectively, the “Designated Asset Sale Amendments”);

WHEREAS, pursuant to Section 13.12(a) of the Credit Agreement, the consent of the Required Lenders is necessary to effect the Designated Asset Sale Amendments;

WHEREAS, the Lenders party hereto are willing to so consent to the Designated Asset Sale Amendments, subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment of Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the follow new definitions:

“Designated Asset Sale” shall mean the sale, transfer or other disposition of the Designated Assets by North America Packaging Corporation.”

“Designated Assets” shall mean the assets comprising the plastics blow molded bottles business of North America Packaging Corporation.”.

SECTION 2. Amendment of Section 5.02(h) of the Credit Agreement. Section 5.02(h) of the Credit Agreement is hereby amended by restating the first proviso of such Section to read as follows:

“provided, however, with respect to no more than $7,500,000 in the aggregate of such Net Sale Proceeds from Asset Sales (other than any Net Sale Proceeds from a sale of Designated Assets) received by Holdings and its Restricted Subsidiaries in any fiscal year of such Borrower, such Net Sale Proceeds shall not be required to be so applied or used to make mandatory repayments of Term Loans if no Event of Default then exists and the U.S. Borrower shall deliver within 45 days of the date of receipt of such Net Sale Proceeds a certificate to the Administrative Agent setting forth that portion of such Net Sale Proceeds that the U.S. Borrower and/or its Restricted Subsidiaries, as the case may be, intends to reinvest in the purchase of Equipment, other fixed assets or other tangible assets (but, in the case of tangible assets which do not constitute Equipment or fixed assets, only to the extent replacing the respective such tangible assets subject to such Asset Sale), in each case to be used in the business of the U.S. Borrower and its Restricted Subsidiaries within 12 months following the date of receipt of such proceeds (or, if within such 12 month period, the U.S. Borrower or any of its Restricted Subsidiaries enters into a binding commitment to so reinvest in such Net Sale Proceeds, within 18 months following the date of receipt of such proceeds);”.

SECTION 3. Amendment of Section 10.02(iii) of the Credit Agreement. Section 10.02(iii) of the Credit Agreement is hereby amended and restated to read as follows:

“(iii) the U.S. Borrower and its Restricted Subsidiaries may sell assets, so long as (u) no Default or Event of Default then exists or would result therefrom, (w) each such sale is on terms and conditions not less favorable to the U.S. Borrower or such Restricted Subsidiary as would reasonably be obtained by the U.S. Borrower or such Restricted Subsidiary at that time in a comparable arm’s-length transaction with a Person other than an Affiliate and the U.S. Borrower or the respective Restricted Subsidiary receives at least fair market value (as determined in good faith by the U.S. Borrower or such Restricted Subsidiary, as the case may be), (x) at least 75% of the consideration received by the U.S. Borrower or such Restricted Subsidiary shall be in the form of cash or Cash Equivalents (taking into account the amount of cash and Cash Equivalents, the principal amount of any promissory notes and the fair market value, as determined by the U.S. Borrower or such Restricted Subsidiary, as the case may be, in good faith, of any other consideration) and is paid at the time of the closing of such sale, (y) the Net Sale Proceeds therefrom are applied as (and to the extent) required by Section 5.02(h); provided that in the case of Net Sale Proceeds from a sale of Designated Assets, 100% of such Net Sale Proceeds are applied as required by Section 5.02(h), and (z) (1) the aggregate amount of the proceeds received from the Designated Asset Sale shall not exceed $15,000,000 and (2) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (iii), other than from the Designated Asset Sale, shall not exceed $5,000,000 in any fiscal year of Holdings.”.

2

SECTION 4. Conditions of Effectiveness of Amendment No. 2. This Amendment No. 2 shall become effective on the date (the “Amendment No. 2 Effective Date”) when the following conditions shall have been satisfied (or waived):

(a) each Credit Agreement Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission or electronic transmission) the same to the Administrative Agent; and

(b) the Borrowers shall have paid in full all fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 2 that are required to be paid pursuant to Section 13.01 of the Credit Agreement or any fee letter between the Borrowers and the Administrative Agent.

SECTION 5. Representations and Warranties. Each Credit Agreement Party hereby represents and warrants as follows as of the date hereof:

(a) The execution, delivery and performance by such Credit Agreement Party of this Amendment No. 2 are within such Credit Agreement Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery nor performance by each Credit Agreement Party of this Amendment No. 2 will (i) contravene the terms of such Person’s certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents); (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any material contract to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material law except, in the case of preceding clauses (ii) and (iii), any contravention, breach, default and/or conflict, that would not be reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

(b) This Amendment No. 2 has been duly executed and delivered by each Credit Agreement Party and constitutes a legal, valid and binding obligation of each Credit Agreement Party, enforceable against such Credit Agreement Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) Upon the effectiveness of this Amendment No. 2 and both before and immediately after giving effect to this Amendment No. 2 no Default or Event of Default exists.

(d) Each of the representations and warranties of each Credit Agreement Party contained in Section 8 of the Credit Agreement and each other Credit Document immediately

3

before and after giving effect to each and all parts of this Amendment No. 2 is true and correct in all material respects on and as of the date hereof; provided that (x) any such representation or warranty that is qualified by concepts of materiality shall be true and correct in all respects and (y) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.

SECTION 6. Reference to and Effect on the Credit Agreement and the Credit Documents.

(a) On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 2.

(b) The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment No. 2, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case, as amended by this Amendment No. 2.

(c) The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. On and after the effectiveness of this Amendment No. 2, this Amendment No. 2 shall for all purposes constitute a Credit Document.

SECTION 7. Execution in Counterparts. This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 2 shall be effective as delivery of an original executed counterpart of this Amendment No. 2.

SECTION 8. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.

(a) This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

(b) Any legal action or proceeding with respect to this Amendment No. 2 may be brought in the courts of the State of New York or of the United States for the Southern District of New York, in each case which are located in the County of New York, and, by execution and delivery of this Amendment No. 2, each of the parties hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts.

(c) Each party hereto hereby further irrevocably waives any claim that any such courts lack personal jurisdiction over it, and agrees not to plead or claim, in any legal action proceeding with respect to this Amendment No. 2 brought in any of the aforementioned courts,

4

that such courts lack personal jurisdiction over it. Each party hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its respective address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each party hereto irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any other such party in any other jurisdiction.

(d) Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with Amendment No. 2 brought in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(e) Each of the parties hereto irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment No. 2 or the transactions contemplated hereby.

[The remainder of this page is intentionally left blank.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Address:	BWAY INTERMEDIATE COMPANY, INC.

8607 Roberts Drive, Suite 250	By:	/s/Jeffrey M. O’Connell
Atlanta, GA 30350		Name: Jeffrey M. O’Connell
Tel: (770) 645-4800		Title: VP, Treasurer & Secretary
Fax: (770) 645-4810

BWAY HOLDING COMPANY

	By:	/s/Jeffrey M. O’Connell
Name: Jeffrey M. O’Connell
Title: VP, Treasurer & Secretary

ICL INDUSTRIAL CONTAINERS ULC/ICL, CONTENANTS INDUSTRIELS ULC

	By:	/s/Jeffrey M. O’Connell
Name: Jeffrey M. O’Connell
Title: VP, Treasurer & Secretary

BWAY Amendment No. 2

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

By:	/s/ Carin Keegan
Name: Carin Keegan
Title: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

By:	/s/ Carin Keegan
Name: Carin Keegan
Title: Director

BWAY Amendment No. 2

OTHER LENDERS:

ABERDEEN LOAN FUNDING, LTD

ACA CLO 2006-1, LTD

ACA CLO 2006-2, LTD

ACA CLO 2007-1, LTD

ACE AMERICA INSURANCE COMPANY

ALM IV, LTD

ALM LOAN FUNDING 2010-3, LTD

APIDOS CDO II

APIDOS CDO III

APIDOS CDO IV

APIDOS CDO V

APIDOS CINCO CDO

APIDOS QUATTRO CDO

ARCH INVESTMENT HOLDINGS III LTD

AVALON CAPITAL LTD 3

AVERY STREET CLO, LTD

BAKER STREET CLO II LTD

BALLYROCK CLO 2006-1 LIMITED

BALLYROCK CLO 2006-2 LIMITED

BANK OF AMERICA, N.A.

BARCLAYS BANK PLC

BLACK DIAMOND CLO 2005-1, LTD

BLACK DIAMOND CLO 2005-2, LTD

BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD

CALLIDUS DEBT PARTNERS CLO FUND VI, LTD

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD

CHELSEA PARK CLO LTD

CITIBANK, N.A.

DENALI CAPITAL CLO V, LTD

DENALI CAPITAL CLO VII, LTD

DEUTSCHE BANK AG NEW YORK BRANCH

DEUTSCHE BANK TRUST COMPANY AMERICAS

DIVERSIFIED CREDIT PORTFOLIO LTD

EASTLAND CLO, LTD

EATON VANCE CDO IX LTD

EATON VANCE CDO VII PLC

EATON VANCE CDO VIII

EATON VANCE CDO X PLC

EATON VANCE FLOATING RATE INCOME TRUST

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

EATON VANCE LIMITED DURATION INCOME FUND

EATON VANCE MEDALLION FLOATING-RATE INCOME PORTFOLIO

EATON VANCE SENIOR FLOATING-RATE TRUST

EATON VANCE SENIOR INCOME TRUST

EATON VANCE VT FLOATING-RATE INCOME FUND

EMERSON PLACE CLO, LTD

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO

FIRE AND POLICE PENSION FUND, SAN ANTONIO

FLATIRON 2011-1 LTD

FM LEVERAGED CAPITAL FUND I

FM LEVERAGED CAPITAL FUND II

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I

GALAXY IV CLO, LTD

GALAXY VI CLO, LTD

GALAXY VII CLO, LTD

GALAXY VIII CLO, LTD

GALAXY X CLO, LTD

GALE FORCE 1 CLO, LTD

GALE FORCE 3 CLO, LTD

GALE FORCE 4 CLO, LTD

GENERAL ELECTRIC CAPITAL CORPORATION

GOLDEN KNIGHT II CLO, LTD

GRAYSON & CO

GRAYSON CLO, LTD

GSC GROUP CDO FUND VIII, LIMITED

GSC PARTNERS GEMINI FUND LIMITED

HAMLET II, LTD

ING (L) FLEX—SENIOR LOANS

ING FLOATING RATE FUND

ING IM CLO 2011-1 LTD

ING INVESTMENT MANAGEMENT CLO I, LTD

ING INVESTMENT MANAGEMENT CLO II, LTD

ING INVESTMENT MANAGEMENT CLO IV, LTD

ING INVESTMENT MANAGEMENT CLO V, LTD

ING INVESTMENT MANAGEMENT CLO III, LTD

ING INVESTMENT TRUST CO. PLAN FOR EMPLOYEE BENEFIT INVESTMENT FUNDS—SENIOR LOAN FUND

ING PRIME RATE TRUST

INVESCO FLOATING RATE FUND

INVESCO VAN KAMPEN SENIOR INCOME TRUST

INVESCO VAN KAMPEN SENIOR LOAN FUND

INVESCO ZODIAC FUNDS—INVESCO US SENIOR LOAN FUND

INWOOD PARK CDO LTD

JNL/PPM AMERICA FLOATING RATE INCOME FUND

KATONAH 2007-1 CLO LTD

KATONAH IX CLO LTD

KATONAH X CLO LTD

LAFAYETTE SQUARE CDO LTD

LEVERAGE SOURCE III S.A.R.L.

LIME STREET CLO, LTD

LIMEROCK CLO I

LORD ABBETT FLOATING RATE FUND

MAINSTAY FLOATING RATE FUND

MAINSTAY VP FOATING RATE PORTFOLIO

MALIBU LOAN FUNDING LLC

MET INVESTORS SERIES TRUST—MET/EATON VANCE FLOATING RATE PORTFOLIO

MIZUHO CORPORATE BANK, LTD

MORGAN STANDLEY INVESTMENT MANAGEMENT CROTON, LTD

MOSELLE CLO S.A.

MSIM PECONIC BAY, LTD

NAUTIQUE FUNDING LTD

NEW YORK LIFE INSURANCE AND ANNUTITY CORPORATION

NEW YORK LIFE INSURANCE COMPANY

NYLIM FLATIRON CLO 2005-1 LTD

NYLIM FLATIRON CLO 2006-1 LTD

NYLIM FLATIRON CLO 2007-1 LTD

OCTAGON INVESTMENT PARTNERS IX, LTD

OCTAGON INVESTMENT PARTNERS V, LTD

OCTAGON INVESTMENT PARTNERS X, LTD

OCTAGON INVESTMENT PARTNERS XI, LTD

PACIFIC SELECT FUNDING FLOATING RATE LOAN PORTFOLIO

PHOENIX CLO I, LTD

PHOENIX CLO II, LTD

PHOENIX CLO III, LTD

PINEBRIDGE BANK LOAN FUND LTD

PPM GRAYHAWK CLO LTD

PPM MONARCH BAY FUNDING LLC

PRIMUS FLOATING RATE HIGH INCVOME COMMINGLED POOL

PRO ASSURANCE IDENMINTY

PROSPECT PARK CDO LTD

RIVERSOURCE VARIABLE SERIES TRUST-VARIABLE PORTFOLIO-EATON VANCE FLOATING-RATE INCOME FUND

SAN GABRIEL CLO I LTD

SARATOGA CLO I, LTD

SATURN CLO LTD

SENIOR DEBT PORTFOLIO

SIERRA CLO II LTD

SILVERADO CLO 2006-II LIMITED

SPRING ROAD CLO 2007-1, LTD

SUN LIFE ASSURANCE COMPANY OF CANADA (US)

T. ROWE PRICE INSTITUTIONAL FLOATING RATE FUND

T. ROWE PRICE INSTITUTIONAL FLOATING RATE FUND, INC.

TETON FUNDING, LLC

VALIDUS REINSURANCE LTD

VENTURE IX CDO, LIMITED

VENTURE V CDO LIMITED

VENTURE VI CDO LIMITED

VENTURE VII CDO LIMITED

VENTURE VIII CDO, LIMITED

WASATCH CLO LTD

WESTCHESTER CLO, LTD

WIND RIVER REINSURANCE COMPANY, LTD.